UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2009

Boeing Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-10795	95-2564584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Naches Ave. SW, 3rd Floor Renton, Washington	98057
(Address of principal executive offices)	(Zip Code)

(425) 965-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed below relate to the Registration Statement on Form S-3 (No. 333-154844) of Boeing Capital Corporation and are filed herewith for incorporation by reference in such Registration Statement as Exhibits 4(a), (b), (c), (d), (e) and (f), respectively, thereto.

4(a)	Form of senior fixed rate medium-term note.

4(b)	Form of senior floating rate medium-term note.

4(c)	Form of subordinated fixed rate medium-term note.

4(d)	Form of subordinated floating rate medium-term note.

4(e)	Form of fixed rate InterNote®.

4(f)	Form of floating rate InterNote®.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Boeing Capital Corporation

	By:	/s/ Kevin R. Millison
Kevin R. Millison
September 4, 2009		Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4(a)	Form of senior fixed rate medium-term note.

4(b)	Form of senior floating rate medium-term note.

4(c)	Form of subordinated fixed rate medium-term note.

4(d)	Form of subordinated floating rate medium-term note.

4(e)	Form of fixed rate InterNote®.

4(f)	Form of floating rate InterNote®.